UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 8, 2013

SunCoke Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35243	90-0640593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600

Lisle, Illinois 60532

(Address of principal executive office) (Zip Code)

(630) 824-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On August 8, 2012, SunCoke Energy Partners, L.P. (the “Partnership”), a wholly-owned subsidiary of SunCoke Energy, Inc. (the “Company”) filed a Registration Statement on Form S-1 (File No. 333-183162) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the proposed initial public offering of common units representing limited partner interests in the Partnership (the “Offering”). On January 8, 2013, the Partnership filed Amendment No. 9 (“Amendment No. 9”) to the Registration Statement. For Regulation FD purposes, the Company wishes to disclose the relevant financial information contained in Amendment No. 9 on page 7, which information is furnished herewith as Exhibit 99.1 and is incorporated herein by reference (the “Partnership S-1 Excerpt”).

References in the Partnership S-1 Excerpt to “Haverhill” and “Middletown” refer to the cokemaking operations and related assets of the Company’s Haverhill Coke Company LLC facility located in Franklin Furnace, Ohio and Middletown Coke Company, LLC facility located in Middletown, Ohio, respectively. The Company plans to contribute a portion of each of Haverhill and Middletown to the Partnership in connection with the closing of the Offering. References in the Partnership S-1 Excerpt to “we,” “our” or like terms refer to the Partnership and its subsidiaries following completion of the Offering.

The Registration Statement relating to these securities has been filed with the SEC, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. Neither this Current Report on Form 8-K nor the information contained herein shall constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

On January 8, 2013, the Company issued a press release, attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Current Report on Form 8-K being furnished pursuant to Items 7.01 and 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On January 8, 2013, the Company issued a press release, attached hereto as Exhibit 99.3 and incorporated herein by reference.

On January 8, 2013, the Company issued a press release, attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Other Exhibits.

(d) Exhibits

99.1	Partnership S-1 Excerpt.

99.2	Press Release, January 8, 2013.

99.3	Press Release, January 8, 2013.

99.4	Press Release, January 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ Denise R. Cade
Denise R. Cade
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Date: January 8, 2013

EXHIBIT INDEX

99.1	Partnership S-1 Excerpt.

99.2	Press Release dated January 8, 2013.

99.3	Press Release dated January 8, 2013.

99.4	Press Release dated January 8, 2013.